As filed with the Securities and Exchange Commission on May 24, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2019

DoubleLine Income Solutions Fund

NYSE: DSL

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2019	3

Chairman’s Letter	(Unaudited) March 31, 2019

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the 6-month period ended March 31, 2019. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2019

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) March 31, 2019

•	Emerging Markets (EM) Debt

Over the 6-month period ended March 31, 2019, U.S. Dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, respectively, posted positive returns. Both sovereign and corporate indices experienced spread widening in the fourth quarter of 2018 but rebounded with significant spread tightening in the first quarter of 2019. Spreads widened significantly over the final quarter of 2018 amid general risk-off sentiment, due in part to global growth slowdown concerns, rising global interest rates and heightened geopolitical tensions, most notably with the U.S. and China trade negotiations. The first quarter of 2019 provided relief for the asset class as volatility subsided and spreads tightened on the back of more dovish rhetoric from global central banks. For the period, EM High Yield (HY) credits slightly outperformed their Investment Grade (IG) counterparts across the EM dollar-denominated sovereign index, the EMBI, whereas IG outperformed HY credits in the EM dollar-denominated corporate index, the CEMBI.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2019, the Bloomberg Barclays U.S. MBS Index returned 4.3%. This was a slight underperformance relative to the Bloomberg Barclays U.S. Government/Credit Bond Index and the Bloomberg Barclays U.S. Corporate Index, largely due to differences in convexity, carry, and interest rate curve exposure. “Risk-free rates” during this period declined with the 2-year, 5-year, 10-year, and 30-year U.S. Treasury (UST) yields down 56 basis points (bps), 72 bps, 66 bps, and 39 bps, respectively. Notably, the shape of the yield curve inverted over the course of the period. Prepayments rose over the last few months of the period due to a substantive fall in longer-term rates. The rates for 30-year mortgages (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 66 bps and 15-year mortgage rates (based on Freddie Mac U.S. 15-year Commitment Rates) decreased by 59 bps. Consistent with these factors, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by 89% and overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by 15%. The Federal Reserve’s (Fed) balance sheet run-off continued with the MBS portions being reinvested into UST. The duration of the Bloomberg Barclays U.S. MBS Index over the period contracted from 5.28 to 4.03 as interest rates declined.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2019, spreads widened by 10 bps to 20 bps across new issue and legacy non-Agency MBS. The widening was largely the result of macro volatility during the fourth quarter of 2018, as opposed to fundamental changes. Spreads recovered some of this widening during the first quarter of 2019 as bond inflows helped drive investor demand across the sector. New issuance slowed during the fourth quarter of 2018, due in part to seasonality and some issuers delaying deals given market conditions. Non-Qualified Mortgages (Non-QM) continue to have the most notable increase in volumes as almost $10 billion came to market during the period. Collateral performance for new issue prime and Non-QM deals remained strong given historically tight lending standards and balanced housing market fundamentals.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2019, new issue CMBS spreads were wider alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 5.02%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 4.63%. While sustained volatility pushed spreads wider in the fourth quarter of 2018, CMBS participated in the broader market rally in the first quarter of 2019, retracing much of the previous quarter’s widening. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 2.8% on the national level, as compared to 3.4% over the prior reporting period. This price-growth deceleration story continues to be driven by the primary markets, which recorded growth of 4.0% year-over-year (YoY) in February, down from 8.6% in early 2018. This deceleration has been more modest in non-primary markets, where growth was 6.8% YoY in February, down from 8.4% in February 2018. For the period, 10-year AAA last cash flows (LCFs) widened by 18 bps to 90 bps over swaps, while BBB- bonds widened by 47 bps to 307 bps over swaps. New issuance in the amount of $41.7 billion priced during the period, as compared to $50.8 billion from October 2017 through March 2018. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans was 2.88%, down 53 bps over the period.

Semi-Annual Report	March 31, 2019	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2019

•	U.S. High Yield

For the 6-month period ended March 31, 2019, the Bloomberg Barclays U.S. Corporate High Yield Index returned 2.39%. Intermediate maturity bonds returned 2.45%, as measured by the Bloomberg Barclays U.S. High Yield Intermediate Index, and outperformed longer maturity bonds which returned 1.49%, as measured by the Bloomberg Barclays U.S. High Yield Long Index. Higher credit quality bonds outpaced those with lower ratings, as BB-rated bonds returned 4.09%, while B-rated bonds returned 2.55% and CCC-rated bonds returned -2.79%. For the period, notable outperformers by industry were Supermarkets, Electric Utilities, Lodging, and Gaming. Notable underperforming sectors over the period were Oil Field Services, Independent Energy, and Wirelines.

•	Bank Loans

For the 6-month period ended March 31, 2019, the S&P/LSTA Leveraged Loan Index returned 0.40%. There was outperformance at the higher end of the credit quality spectrum as risk assets sold off in the fourth quarter of 2018, before rebounding in the first quarter of 2019. BB-rated loans rose 0.68% across the period, outperforming the 0.49% return of B-rated loans and the -2.14% return of CCC-rated loans. The weighted-average bid price of the Index ended March 2019 at $96.41, down from $98.61 in September 2018. The trailing 12-month default rate (by issuer count) remains low and declined from 1.59% in September 2018 to 1.40% in March 2019.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2019, the CLO market saw a total of $57.22 billion across 115 deals. Starting in November, levered loans began to experience downward price movements with a dramatic price decline in December. This downturn in the leveraged loan space sent CLO spreads wider. These wider spread levels had an effect on both the primary and secondary market. In the primary market, managers decided to sit on the sidelines instead of locking in high cost of capital with a large amount of volatility in underlying collateral. The secondary market also stalled out in December as money managers tried to raise capital from redemptions by liquidating CLO positions, but few trading desks wanted to add positions as the year came to an end. At the start of 2019, and a new scoreboard, the secondary market picked up and began to slowly tighten. As of the period end, the market is still wide compared to where it started the period. Managers have resumed issuing and secondary markets are active across the coupon stack.

•	Government Securities

For the 6-month period ended March 31, 2019, the Bloomberg Barclays U.S. Treasury Index posted a strong gain of 4.73%. Against increasing concern about signs of decelerating growth and the possibility of recession, UST yields steadily declined over the period and investor sentiment worsened in the fourth quarter of 2018. Equity prices fell and credit spreads widened. While the consensus of bond market participants had turned, the Fed held to its view of strong economic growth and its expectation of gradual policy rate increases. Yields nose-dived in late December 2018 and early 2019 on the heels of a hawkish December Federal Open Market Committee (FOMC) meeting, as expected growth fell. The 10-year UST yield fell 57 bps from the November 2018 peak to 2.67% in early January 2019. Yields remained stable in February before declining further after the March FOMC meeting. Yield curve flattening was the dominant trend as spreads between 3-month UST and 10-year UST continued to fall and the curve inverted on March 22, the first time since 2007. Inflation indexed bond yields decreased with nominal yields through this period, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Total Return Index returned 2.76%. Oil prices took a nose dive in the fourth quarter of 2018 before seeing recovery in the first quarter of 2019. At the end of March, they were still below last October’s high. Market-implied inflation expectations followed the same path as the 10-year breakeven rate dropped 46 bps in the fourth quarter of 2018 but turned its head in 2019, gaining back 17 bps.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2019

For the 6-month period ended March 31, 2019, the DoubleLine Income Solutions Fund underperformed the Bloomberg Barclays Global Aggregate Bond Index return of 3.43% on a net asset value basis (NAV). Over the period, global central banks cut their expectations for growth and inflation causing significant decreases in long-term government bond yields. The U.S. 7-year and 10-year UST yields fell by 71 bps and 66 bps, respectively. This yield curve change was more favorable for the benchmark than the Fund, as the Fund maintained a meaningfully shorter duration. As for portfolio composition, the Fund continued to focus on EM bonds as a key driver of returns, and during this period EM outperformed the Fund benchmark. The Fund’s asset-backed securities (ABS) and municipal bonds detracted from performance for the period and were the worst performing asset classes held by the Fund. Current gross leverage for the Fund at the end of this reporting period was 30.4%.

6-Month Period Ended 3-31-19	6-Months (Not Annualized)

Net Asset Value (NAV) Return	2.20%

Market Price Return	3.40%

Bloomberg Barclays Global Aggregate Bond Index	3.43%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the private placement memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting https://doublelinefunds.com/income-solutions-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Semi-Annual Report	March 31, 2019	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2019

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Corporate Index—An index that represents the total return measure of the corporates portion of the Barclays U.S. Aggregate Index.

Bloomberg Barclays U.S. Corporate High Yield Index—This index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays U.S. High Yield Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays U.S. High Yield Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindices of the Bloomberg Barclays U.S. Corporate High Yield Index.

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. TIPS Total Return Index—This index measures the performance of the U.S. TIPS market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Bloomberg Barclays U.S. Treasury Index—The U.S. Treasury component of the U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Gross Leverage Ratio—The sum of an insurance company’s net premiums written ratio, net liability ratio and ceded reinsurance ratio. Gross leverage ratio is used to determine how exposed an insurer is to pricing and estimation errors, as well as its exposure to reinsurance companies.

Investment Grade—A level of credit rating for stocks regarded as carrying a minimal risk to investors. Ratings are based on corporate bond model. The higher the rating the more likely the bond will pay back par/100 cents on the dollar.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of U.S-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

Moody’s/RCA Commercial Property Price Index —The Moody’s/RCA Commercial Property Price Index (CPPI) describes various non-residential property types for the U.S. (10 monthly series from 2000). The Moody’s/RCA Commercial Property Price Index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Mortgage Bankers Association (MBA) Purchase Index—An index that includes all mortgage applications for purchases of single-family homes. It covers the entire market, both conventional and government loans and all products.

Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage. It includes conventional and government refinances.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Standardized Performance Summary	(Unaudited) March 31, 2019

DSL
DoubleLine Income Solutions Fund Returns as of March 31, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-26-13 to 3-31-19)

Total Return based on NAV	2.20%	2.84%	12.50%	6.27%	5.80%

Total Return based on Market Price	3.40%	8.74%	15.98%	8.48%	5.43%

Bloomberg Barclays Global Aggregate Bond Index	3.43%	-0.38%	1.49%	1.04%	1.06%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2019	9

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.4%

	Castlelake Aircraft Securitization Trust,
437,180	Series 2018-1-C	6.63%	^	06/15/2043	440,067

	Coinstar Funding LLC,
1,473,750	Series 2017-1A-A2	5.22%	^	04/25/2047	1,503,510

	Harley Marine Financing LLC,
5,362,500	Series 2018-1A-A2	5.68%	^	05/15/2043	4,696,327

	Horizon Aircraft Finance Ltd.,
976,191	Series 2018-1-C	6.66%	^	12/15/2038	989,670

	Sapphire Aviation Finance Ltd.,
680,119	Series 2018-1A-B	5.93%	^	03/15/2040	703,610

	Total Asset Backed Obligations (Cost $8,937,806)				8,333,184

BANK LOANS 11.2%

	8th Avenue Food & Provisions, Inc.,
199,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/01/2025	199,849

	Achilles Acquisition LLC,
755,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.50%		10/13/2025	751,225

	Acrisure, LLC,
159,200	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%		11/22/2023	157,210
751,660	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.88%		11/22/2023	748,214

	Alera Group Intermediate Holdings, Inc.,
755,233	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%		08/01/2025	760,663

	Aleris International, Inc.,
1,890,713	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.25%		02/27/2023	1,894,021

	Allied Universal Holdco LLC,
2,315,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%		07/28/2022	2,265,806

	Almonde, Inc.,
3,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%		06/16/2025	2,898,135

	American Tire Distributors, Inc.,
6,562,813	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	10.13%		08/30/2024	5,888,484

	Applied Systems, Inc.,
4,653,195	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	9.50%		09/19/2025	4,707,009

	Asurion, LLC,
6,330,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%		08/04/2025	6,432,198

	Athenahealth, Inc.,
3,130,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.20%		02/11/2026	3,094,788

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Auris Luxembourg III Sarl,
1,805,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	02/27/2026	1,807,256

	Bass Pro Group, LLC,
1,351,578	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.50%	09/25/2024	1,323,871

	BI-LO, LLC,
6,969,987	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.61%	05/31/2024	6,767,858

	Brookfield WEC Holdings Inc.,
2,255,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.25%	08/01/2025	2,253,906

	Capital Automotive L.P.,
4,514,688	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.50%	03/24/2025	4,530,218

	Cologix Holdings, Inc.,
3,500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	9.50%	03/20/2025	3,388,000

	Covia Holdings Corporation,
1,845,725	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.16%	06/02/2025	1,582,423

	CP VI Bella Topco LLC,
625,000	Guaranteed Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.25%	12/28/2025	614,844

	CSM Bakery Solutions LLC,
2,000,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.80%	07/03/2020	1,918,330
2,900,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%, 1.00% Floor)	10.55%	07/03/2021	2,718,750

	CVS Holdings LP,
420,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.25%	02/06/2026	412,650

	Cyxtera DC Holdings, Inc.,
4,995,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.86%	05/01/2025	4,570,425

	Dynasty Acquisition Company, Inc.,
373,951	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%	01/23/2026	374,600
201,049	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%	01/23/2026	201,398

	EnergySolutions, LLC,
1,532,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%	05/09/2025	1,358,637

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Excelitas Technologies Corporation,
1,250,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 1.00% Floor)	10.31%	12/01/2025	1,253,125

	Explorer Holdings, Inc.,
1,097,953	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%	05/02/2023	1,090,410

	Financial & Risk US Holdings, Inc.,
3,015,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	10/01/2025	2,932,630

	Foresight Energy LLC,
9,515,838	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	8.38%	03/28/2022	9,345,314

	Gavilan Resources, LLC,
4,066,129	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.49%	03/01/2024	3,195,977

	Gentiva Health Services, Inc.,
1,890,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	07/02/2026	1,937,250

	Genworth Holdings, Inc.,
332,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.98%	03/07/2023	333,113

	Getty Images, Inc.,
1,585,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	02/19/2026	1,575,839

	Go Wireless, Inc.,
1,035,177	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.50%, 1.00% Floor)	9.00%	12/22/2024	1,015,768

	Gulf Finance, LLC,
7,866,847	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.86%	08/25/2023	6,301,659

	Hyland Software, Inc.,
7,700,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.50%	07/07/2025	7,704,812

	Jo-Ann Stores, LLC,
6,680,735	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.76%	10/20/2023	6,664,033

	Keane Group Holdings, LLC,
1,850,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	05/26/2025	1,787,471

	Kindred Healthcare, Inc.,
2,254,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%	06/23/2025	2,214,899

	Kronos, Inc.,
4,500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	10.99%	11/01/2024	4,583,677

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Longview Power LLC,
5,790,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	8.75%	04/13/2021	5,085,531

	LSF9 Atlantis Holdings, LLC,
3,272,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.48%	05/01/2023	3,053,652

	Masergy Communications, Inc.,
3,077,143	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.50%)	10.10%	12/12/2024	3,023,293

	McDermott International, Inc.,
4,591,578	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.50%	05/12/2025	4,411,565

	Millennium Trust Company, LLC,
3,965,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.74%	02/27/2026	3,917,935

	Mirion Technologies, Inc.,
1,800,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.59%	03/06/2026	1,805,346

	Mitchell International, Inc.,
5,333,333	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.75%	12/01/2025	5,206,667

	MLN US HoldCo LLC,
3,025,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	11/28/2025	2,978,869
2,920,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	11.25%	11/30/2026	2,871,338

	Monitronics International, Inc.,
3,580,842	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	8.10%	09/30/2022	3,011,739

	NEP Group, Inc.,
905,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	10/19/2026	895,950

	Numericable U.S. LLC,
1,745,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	08/14/2026	1,677,982

	Peak 10 Holding Corporation,
1,550,000	Guaranteed Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.99%	08/01/2025	1,371,750

	Pearl Intermediate Parent LLC,
3,845,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	8.74%	02/13/2026	3,748,875

	Pelican Products, Inc.,
640,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	10.23%	05/01/2026	617,600

	Polar US Borrower, LLC,
580,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.35%	10/15/2025	580,725

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	PowerTeam Services, LLC,
2,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%	03/06/2026	1,940,000

	Prairie ECI Acquiror LP,
2,390,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.37%	03/11/2026	2,399,954

	Rack Merger Sub, Inc.,
2,683,333	Guaranteed Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.73%	10/03/2022	2,673,271

	Radiology Partners, Inc.,
1,785,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.34%	07/09/2025	1,791,694

	RentPath, Inc.,
3,818,596	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.25%	12/17/2021	2,890,467

	Restaurant Technologies, Inc.,
2,395,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%	10/01/2026	2,400,987

	Solenis International, L.P.,
2,827,775	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.63%	06/26/2025	2,790,067
1,275,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	11.13%	06/26/2026	1,227,187

	Solera, LLC,
747,790	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	03/03/2023	742,967

	Sound Inpatient Physicians, Inc.,
3,771,145	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.25%	06/26/2026	3,765,262

	Southern Graphics, Inc.,
3,125,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.50%)	9.99%	12/31/2023	2,328,125

	Summit Midstream Partners Holdings, LLC,
3,440,413	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.50%	05/13/2022	3,418,910

	Syncreon Global Finance Inc.,
4,732,007	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.99%	10/28/2020	3,104,197

	The Dun & Bradstreet Corporation,
4,210,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.49%	02/09/2026	4,170,531

	The Edelman Financial Center, LLC,
2,244,375	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.04%	07/21/2025	2,229,652
900,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.54%	07/20/2026	906,750

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TKC Holdings, Inc.,
3,820,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	10.50%		02/01/2024	3,737,049

	Travel Leaders Group, LLC,
1,184,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%		01/25/2024	1,187,993

	Travelport Finance SARL,
1,140,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.59%		03/18/2026	1,110,075

	Vantage Specialty Chemicals, Inc.,
4,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	10.85%		10/27/2025	3,903,340

	Verscend Holding Corporation,
2,613,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%		08/27/2025	2,600,383

	Wand NewCo 3, Inc.,
1,135,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.98%		02/05/2026	1,137,696

	WASH Multifamily Laundry Systems LLC,
1,650,859	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%		05/14/2023	1,597,206
289,141	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%		05/12/2023	279,744

	Web.Com Group, Inc.,
822,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/10/2025	812,590
4,633,699	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	10.24%		10/09/2026	4,575,777

	WeddingWire, Inc.,
1,395,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%		12/19/2025	1,394,128
2,725,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	10.74%		12/21/2026	2,714,781

	Wink Holdco, Inc.,
1,340,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.25%		11/03/2025	1,313,200

	Yak Access, LLC,
1,350,110	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%		07/11/2025	1,154,344

	Total Bank Loans (Cost $233,091,096)				226,113,889

COLLATERALIZED LOAN OBLIGATIONS 10.8%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2 (3 Month LIBOR USD + 4.25%)	7.04%	^	07/15/2026	2,000,685
6,000,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.25%)	9.04%	^	07/15/2026	6,002,018

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Apidos Ltd.,
2,000,000	Series 2015-21A-ER (3 Month LIBOR USD + 8.25%, 8.25% Floor)	11.03%	^	07/18/2027	1,879,949
3,000,000	Series 2016-24A-DR (3 Month LIBOR USD + 5.80%)	8.56%	^	10/20/2030	2,883,645

	Atrium XV,
2,500,000	Series 15A-E (3 Month LIBOR USD + 5.85%, 5.85% Floor)	8.63%	^	01/23/2031	2,363,026

	Babson Ltd.,
2,250,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	9.21%	^	10/20/2030	2,202,174

	Barings Ltd.,
4,000,000	Series 2016-3A-D (3 Month LIBOR USD + 7.25%, 7.25% Floor)	10.04%	^	01/15/2028	4,002,096
1,500,000	Series 2018-4A-E (3 Month LIBOR USD + 5.82%, 5.82% Floor)	8.24%	^	10/15/2030	1,423,089
5,000,000	Series 2019-2A-D (3 Month LIBOR USD + 6.69%, 6.69% Floor)	0.00%	^	04/15/2031	4,900,000

	BlueMountain Ltd.,
2,500,000	Series 2015-2A-F (3 Month LIBOR USD + 6.80%, 6.80% Floor)	9.58%	^	07/18/2027	2,175,831
3,000,000	Series 2016-2A-D (3 Month LIBOR USD + 7.00%)	9.64%	^	08/20/2028	2,998,261

	Bristol Park Ltd.,
5,000,000	Series 2016-1A-E (3 Month LIBOR USD + 7.25%)	10.04%	^	04/15/2029	5,017,248

	Buttermilk Park Ltd.,
6,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.54%	^	10/15/2031	6,125,606

	Canyon Capital Ltd.,
8,050,000	Series 2015-1A-ER (3 Month LIBOR USD + 6.85%)	9.64%	^	04/15/2029	7,931,886
2,500,000	Series 2016-1A-ER (3 Month LIBOR USD + 5.75%)	8.54%	^	07/15/2031	2,281,386
4,650,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	9.04%	^	07/15/2030	4,403,247
2,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.54%	^	07/15/2031	2,356,595

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-3A-DR (3 Month LIBOR USD + 5.50%)	8.29%	^	10/15/2030	1,875,000
1,000,000	Series 2015-4A-D	8.86%	±^	10/20/2027	1,000,000
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 6.70%, 6.70% Floor)	0.00%	^	04/20/2031	2,940,000

	Chenango Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 5.80%, 5.80% Floor)	8.59%	^	04/15/2030	1,435,010

	Dryden Ltd.,
2,500,000	Series 2018-55A-F (3 Month LIBOR USD + 7.20%)	9.99%	^	04/15/2031	2,173,656

	Dryden Senior Loan Fund,
3,000,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	7.94%	^	01/15/2031	2,759,921

	Galaxy Ltd.,
1,250,000	Series 2017-24A-E (3 Month LIBOR USD + 5.50%)	8.29%	^	01/15/2031	1,154,122

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	6.26%	^	04/28/2025	988,968

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Halcyon Loan Advisors Funding Ltd., (Cont.)
1,000,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.76%	^	04/28/2025	939,272
1,000,000	Series 2014-2A-E (3 Month LIBOR USD + 5.75%)	8.51%	^	04/28/2025	867,344

	LCM LP,
3,500,000	Series 14A-FR (3 Month LIBOR USD + 7.61%)	10.37%	^	07/20/2031	3,092,495
5,000,000	Series 17A-ER (3 Month LIBOR USD + 6.00%, 6.00% Floor)	8.79%	^	10/15/2031	4,786,624
7,000,000	Series 19A-E1 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	9.24%	^	07/15/2027	7,004,908
6,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	8.06%	^	01/20/2031	6,022,687
2,000,000	Series 28A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.20%	^	10/20/2030	1,885,367

	Madison Park Funding Ltd.,
11,000,000	Series 2014-14A-ER (3 Month LIBOR USD + 5.80%, 5.80% Floor)	8.56%	^	10/22/2030	10,508,287
7,100,000	Series 2015-18A-ER (3 Month LIBOR USD + 6.35%)	9.11%	^	10/21/2030	7,014,516
1,500,000	Series 2016-22A-E (3 Month LIBOR USD + 6.65%)	9.42%	^	10/25/2029	1,500,906
3,000,000	Series 2017-25A-D (3 Month LIBOR USD + 6.10%)	8.87%	^	04/25/2029	2,893,285
2,000,000	Series 2019-34A-E	0.00%	±^	04/25/2031	1,980,000

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR2 (3 Month LIBOR USD + 4.50%)	7.29%	^	01/15/2028	9,206,316
7,500,000	Series 2015-16A-ER (3 Month LIBOR USD + 5.00%)	7.78%	^	01/18/2028	7,133,697

	Neuberger Berman Loan Advisers Ltd.,
2,000,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	8.19%	^	01/15/2028	1,957,727
1,750,000	Series 2019-32A-E (3 Month LIBOR USD + 6.70%, 6.70% Floor)	0.00%	^	01/19/2032	1,715,884

	Octagon Investment Partners Ltd.,
5,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	9.94%	^	07/15/2029	4,974,879
8,250,000	Series 2013-1A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.52%	^	07/17/2030	7,738,613
5,460,000	Series 2013-1A-ER (3 Month LIBOR USD + 7.00%)	9.76%	^	07/19/2030	5,467,265
2,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	10.88%	^	07/15/2030	1,839,339
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.96%	^	03/17/2030	3,875,089

	Stewart Park Ltd.,
7,500,000	Series 2015-1A-ER (3 Month LIBOR USD + 5.28%, 5.28% Floor)	8.07%	^	01/15/2030	6,900,841

	TCI-Cent Ltd.,
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.30%)	9.07%	^	07/25/2030	1,975,664

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Venture Ltd.,
7,200,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	9.48%	^	10/20/2028	7,218,570
5,000,000	Series 2017-26A-E (3 Month LIBOR USD + 6.80%)	9.56%	^	01/20/2029	4,881,020
4,000,000	Series 2017-27A-E (3 Month LIBOR USD + 6.35%)	9.11%	^	07/20/2030	3,866,976

	Voya Ltd.,
3,050,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	9.41%	^	07/20/2029	3,050,941
1,500,000	Series 2017-1A-D (3 Month LIBOR USD + 6.10%)	8.87%	^	04/17/2030	1,460,092
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.25%, 5.25% Floor)	8.04%	^	07/15/2031	922,158
1,000,000	Series 2018-2A-F (3 Month LIBOR USD + 7.29%, 7.29% Floor)	10.08%	^	07/15/2031	889,716

	WhiteHorse Ltd.,
3,250,000	Series 2013-1A-B1L (3 Month LIBOR USD + 3.70%)	6.35%	^	11/24/2025	3,260,575

	Wind River Ltd.,
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	9.53%	^	10/18/2030	1,955,454
3,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.54%	^	01/15/2031	3,238,891
2,000,000	Series 2014-3A-ER2 (3 Month LIBOR USD + 6.22%, 6.22% Floor)	8.98%	^	10/22/2031	1,881,387
5,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	9.20%	^	04/18/2029	4,847,463
3,000,000	Series 2017-3A-E (3 Month LIBOR USD + 6.40%)	9.19%	^	10/15/2030	2,912,112
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 5.50%)	8.29%	^	07/15/2030	919,282
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.75%)	8.54%	^	07/15/2030	926,311

	Total Collateralized Loan Obligations (Cost $226,172,968)				218,785,372

FOREIGN CORPORATE BONDS 63.9%
10,200,000	Adecoagro S.A.	6.00%	^[z]	09/21/2027	9,639,000
4,800,000	Adecoagro S.A.	6.00%	[z]	09/21/2027	4,536,000
700,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	662,375
10,122,000	Aeropuerto Argentina S.A.	6.88%		02/01/2027	9,577,943
3,500,000	Aeropuertos Dominicanos Siglo S.A.	6.75%	^	03/30/2029	3,605,000
25,000,000	AES Andres B.V.	7.95%	^	05/11/2026	26,656,250
5,500,000	AES Argentina Generacion S.A.	7.75%	^	02/02/2024	4,666,255
16,500,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	13,998,765
2,000,000	AES El Salvador Trust	6.75%	^	03/28/2023	1,952,500
19,000,000	AES El Salvador Trust	6.75%		03/28/2023	18,548,750

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,600,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^[z]	03/26/2079	4,709,250
12,000,000	AI Candelaria Spain SLU	7.50%		12/15/2028	12,540,000
27,000,000	Ajecorp B.V.	6.50%		05/14/2022	22,713,750
75,941	Autopistas del Nordeste Ltd.	9.39%		04/15/2024	79,928
4,557,840	Autopistas del Sol S.A.	7.38%	^	12/30/2030	4,535,051
20,000,000	Avianca Holdings S.A.	8.38%	^z	05/10/2020	20,000,200
10,500,000	Avianca Holdings S.A.	8.38%		05/10/2020	10,500,105
5,000,000	Axtel S.A.B. de C.V.	6.38%	^z	11/14/2024	5,017,250
15,000,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^z	02/15/2029	14,925,000
8,541,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 6.98%)	8.75%	†	09/18/2019	8,639,307
30,000,000	Banco de Galicia y Buenos Aires S.A. (5 Year CMT Rate + 7.16%)	8.25%	[z]	07/19/2026	29,175,000
22,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	22,660,000
35,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†z	04/15/2024	31,605,000
15,000,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	12,768,750
18,550,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	[z]	11/04/2026	15,790,688
8,000,000	Banco Mercantil de Norte (10 Year CMT Rate + 5.35%)	7.63%	^†z	01/10/2028	8,040,000
27,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†z	01/10/2028	27,135,000
13,000,000	Banco Votorantim S.A. (5 Year CMT Rate + 6.11%)	8.25%	†	12/07/2022	13,195,000
2,258,000	Bantrab Senior Trust	9.00%		11/14/2020	2,314,450
10,000,000	Bantrab Senior Trust	9.00%	^	11/14/2020	10,250,000
10,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%	[z]	01/18/2033	9,232,500
12,000,000	C&W Senior Financing DAC	7.50%	^z	10/15/2026	12,390,000
22,750,000	C&W Senior Financing DAC	6.88%	[z]	09/15/2027	22,920,625
5,026,000	C10 Capital SPV Ltd. (3 Month LIBOR USD + 4.71%)	7.31%	†	06/30/2019	4,969,458
10,150,000	C5 Capital Ltd. (3 Month LIBOR USD + 4.28%)	7.08%	†	06/30/2019	9,799,825
7,250,000	Calfrac Holdings LP	8.50%	^z	06/15/2026	5,655,000
7,345,000	Camelot Finance S.A.	7.88%	^z	10/15/2024	7,785,700
5,000,000	Canacol Energy Ltd.	7.25%	[z]	05/03/2025	5,012,500
20,000,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	20,050,000
3,800,000	Capex S.A.	6.88%	^	05/15/2024	3,255,308
16,200,000	Capex S.A.	6.88%	[z]	05/15/2024	13,877,892
18,230,000	CFG Investment S.A.C.	9.75%	Ω	07/30/2019	18,594,600
16,297,000	Cia General de Combustibles S.A.	9.50%		11/07/2021	15,478,891
3,500,000	Cia General de Combustibles S.A.	9.50%	^	11/07/2021	3,324,300
30,000,000	CIMPOR Financial Operations B.V.	5.75%	[z]	07/17/2024	26,587,800
22,000,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	^†z	03/30/2020	22,876,700
720,000	CorpGroup Banking S.A.	6.75%		03/15/2023	720,907
31,000,000	Cosan Overseas Ltd.	8.25%	†	05/05/2019	31,697,500

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Credito Real S.A.B. de C.V.	9.50%	^z	02/07/2026	1,056,550
9,400,000	Credito Real S.A.B. de C.V. (10 Year CMT Rate + 7.03%)	9.13%	^†	11/29/2022	9,153,250
20,600,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	20,059,250
30,000,000	CSN Islands Corporation	7.00%	†z	06/23/2019	25,920,000
43,900,000	Digicel Group Two Ltd.	8.25%	^z	09/30/2022	15,035,750
10,000,000	Digicel Group Two Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	2,750,000
13,101,000	Docuformas SAPI de C.V.	9.25%		10/11/2022	12,675,218
16,080,000	Eldorado International Finance GMBH	8.63%	^z	06/16/2021	16,827,881
4,000,000	Eldorado International Finance GMBH	8.63%		06/16/2021	4,186,040
20,000,000	Financiera Independencia S.A.B. de C.V. SOFOM ENR	8.00%	^	07/19/2024	17,700,200
25,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%	[z]	03/15/2043	22,000,250
2,486,000	Geopark Ltd.	6.50%	[z]	09/21/2024	2,504,645
5,000,000	Gilex Holding Sarl	8.50%		05/02/2023	5,318,750
10,000,000	Gilex Holding Sarl	8.50%	^	05/02/2023	10,637,500
14,400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	13,806,000
3,565,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	3,417,944
5,600,000	Grupo Famsa S.A.B. de C.V.	7.25%	^	06/01/2020	5,373,200
1,680,000	Grupo Famsa S.A.B. de C.V.	7.25%		06/01/2020	1,611,960
14,700,000	Grupo Idesa S.A. de C.V.	7.88%	^z	12/18/2020	10,437,000
12,300,000	Grupo Idesa S.A. de C.V.	7.88%	[z]	12/18/2020	8,733,000
26,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	26,357,760
4,000,000	Grupo Posadas S.A.B. de C.V.	7.88%		06/30/2022	4,055,040
13,447,000	GW Honos Security Corporation	8.75%	^	05/15/2025	12,875,502
15,000,000	Instituto Costarricense de Electricidad	6.38%	^z	05/15/2043	11,981,250
11,800,000	Instituto Costarricense de Electricidad	6.38%	[z]	05/15/2043	9,425,250
7,300,000	Intelsat Jackson Holdings S.A.	8.50%	^z	10/15/2024	7,135,750
7,715,000	Intelsat Jackson Holdings S.A.	9.75%	^z	07/15/2025	7,871,614
14,600,000	JSL Europe S.A.	7.75%	[z]	07/26/2024	14,456,920
19,555,000	Kronos Acquisition Holdings, Inc.	9.00%	^z	08/15/2023	16,866,187
15,000,000	MARB BondCo PLC	7.00%	^z	03/15/2024	14,887,650
15,000,000	Marfrig Holdings Europe B.V.	8.00%	^z	06/08/2023	15,525,000
6,000,000	MEG Energy Corporation	7.00%	^z	03/31/2024	5,625,000
5,000,000	Mexichem S.A.B de C.V.	5.50%		01/15/2048	4,728,350
10,500,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	9,699,375
29,000,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	^†Ω	04/29/2019	217,500
4,784,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†Ω	04/29/2019	35,880
6,000,000	Odebrecht Finance Ltd.	5.25%	Ω	06/27/2029	930,060
26,500,000	Odebrecht Finance Ltd.	7.13%	Ω	06/26/2042	4,041,515
20,000,000	Pampa Energia S.A.	7.50%	[z]	01/24/2027	17,754,000
10,000,000	Pampa Energia S.A.	7.50%	^z	01/24/2027	8,877,000
570,000	Pesquera Exalmar S.A.A.	8.00%		01/25/2025	538,650
4,800,000	Petra Diamonds PLC	7.25%	^z	05/01/2022	4,500,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
25,000,000	Petrobras Global Finance B.V.	6.75%	[z]	01/27/2041	25,203,125
10,500,000	Petrobras Global Finance B.V.	7.25%	[z]	03/17/2044	10,989,562
10,000,000	Petroleos Mexicanos	6.38%	[z]	01/23/2045	8,870,500
11,000,000	Rio Energy S.A.	6.88%	[z]	02/01/2025	8,373,200
9,000,000	Rio Energy S.A.	6.88%	^z	02/01/2025	6,850,800
21,119,000	Sappi Papier Holding GMBH	7.50%	^	06/15/2032	21,410,442
7,500,000	Sappi Papier Holding GMBH	7.50%		06/15/2032	7,603,500
3,932,000	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	3,951,227
2,195,000	Starfruit Finco B.V.	8.00%	^z	10/01/2026	2,222,437
24,525,883	Stoneway Capital Corporation	10.00%		03/01/2027	23,851,421
3,715,000	Syngenta Finance N.V.	5.68%		04/24/2048	3,531,565
10,000,000	Tecnoglass, Inc.	8.20%		01/31/2022	10,550,000
14,930,000	Telesat LLC	8.88%	^z	11/15/2024	16,124,400
13,644,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	13,609,890
5,000,000	Teva Pharmaceutical Finance Netherlands B.V.	4.10%	[z]	10/01/2046	3,564,745
8,914,000	Transportadora de Gas del Sur S.A.	6.75%	^z	05/02/2025	8,432,644
3,086,000	Transportadora de Gas del Sur S.A.	6.75%	[z]	05/02/2025	2,919,356
11,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	^†	01/29/2025	9,597,610
24,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†z	01/29/2025	20,940,240
10,000,000	Unigel Luxembourg S.A.	10.50%	^	01/22/2024	10,815,000
7,700,000	Unigel Luxembourg S.A.	10.50%		01/22/2024	8,327,550
30,000,000	Vedanta Resources PLC	6.13%	[z]	08/09/2024	27,492,685
15,000,000	YPF S.A.	8.50%	[z]	07/28/2025	14,775,000
15,000,000	YPF S.A.	7.00%	[z]	12/15/2047	11,970,000

	Total Foreign Corporate Bonds (Cost $1,377,252,118)				1,294,232,613

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 2.4%
9,400,000	Argentine Republic Government International Bond	7.13%	[z]	07/06/2036	7,255,625
25,000,000	Argentine Republic Government International Bond	7.63%	[z]	04/22/2046	19,781,250
30,000,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	21,975,000

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $63,080,159)				49,011,875

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MUNICIPAL BONDS 1.2%
45,000,000	Commonwealth of Puerto Rico General Obligation	8.00%	Ω	07/01/2035	23,456,250

	Total Municipal Bonds (Cost $37,990,594)				23,456,250

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.2%

	Atrium Hotel Portfolio Trust,
10,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.88%	^	06/15/2035	10,080,522

	Bear Stearns Commercial Mortgage Securities, Inc.,
9,948,000	Series 2007-T26-AJ	5.46%	#	01/12/2045	9,304,121

	Carbon Capital Commercial Mortgage Trust,
10,292,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.35%	^	10/15/2035	10,317,833

	Citigroup Commercial Mortgage Trust,
30,524,109	Series 2014-GC25-XG	1.23%	#^ I/O	10/10/2047	1,464,025
4,484,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	4,162,845

	Cloverleaf Cold Storage Trust,
4,867,000	Series 2019-CHL2-G (1 Month LIBOR USD + 3.80%, 3.80% Floor)	6.28%	^	03/15/2036	4,879,197

	Commercial Mortgage Pass-Through Certificates,
3,438,112	Series 2014-UBS4-E	3.75%	^Þ	08/10/2047	2,273,183
3,929,315	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	1,403,033
7,367,549	Series 2014-UBS4-G	3.75%	^Þ	08/10/2047	754,113
14,000	Series 2014-UBS4-V	0.00%	#^Þ	08/10/2047	1
17,394,000	Series 2015-CR23-E	3.23%	^Þ	05/10/2048	12,789,930
6,400,000	Series 2015-CR26-E	3.25%	^Þ	10/10/2048	4,636,858
5,800,000	Series 2015-CR26-F	3.25%	^Þ	10/10/2048	3,599,451
18,438,000	Series 2015-CR26-XD	1.23%	#^ I/O	10/10/2048	1,259,620

	CSMC Trust,
30,000,000	Series 2017-PFHP-G (1 Month LIBOR USD + 6.15%, 6.15% Floor)	8.63%	^	12/15/2030	29,674,191

	Great Wolf Trust,
38,532,600	Series 2017-WFMZ-MC (1 Month LIBOR USD + 10.47%, 10.48% Floor)	13.11%	^	09/15/2019	39,456,350

	GS Mortgage Securities Corporation,
12,730,000	Series 2014-GC20-E	4.47%	#^Þ	04/10/2047	7,931,299
65,010,362	Series 2014-GC20-XD	1.29%	#^ I/O	04/10/2047	3,332,113
5,711,500	Series 2018-FBLU-E (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	11/15/2035	5,740,950

	JP Morgan Chase Commercial Mortgage Securities Trust,
230,822	Series 2007-LDPX-AM	5.32%	#	01/15/2049	231,115

	JPMBB Commercial Mortgage Securities Trust,
57,259,829	Series 2013-C14-XC	0.97%	#^ I/O	08/15/2046	2,284,993
14,113,175	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	10,637,806
7,840,900	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	3,546,188
25,090,332	Series 2014-C19-NR	3.75%	#^Þ	04/15/2047	3,294,360
47,829,706	Series 2014-C21-XD	0.75%	#^ I/O	08/15/2047	1,756,598
12,020,000	Series 2015-C27-E	2.81%	#^Þ	02/15/2048	9,058,825
24,531,000	Series 2015-C27-XE	1.54%	#^ I/O	02/15/2048	1,849,973

	Monarch Beach Resort Trust,
16,250,000	Series 2018-MBMZ-M (1 Month LIBOR USD + 4.96%, 4.96% Floor)	7.44%	^	07/15/2025	16,342,674
3,570,000	Series 2018-MBR-G (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2035	3,505,927

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust,
850,000	Series 2015-C26X-E	4.41%	Þ	10/19/2048	660,132
8,150,000	Series 2015-C26-E	4.41%	#^Þ	10/15/2048	6,329,502

	Morgan Stanley Capital Trust,
11,453,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%)	9.38%	^	11/15/2034	11,283,931

	UBS-Barclays Commercial Mortgage Trust,
14,085,000	Series 2013-C5-E	4.08%	#^Þ	03/10/2046	11,960,334

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	^Þ	08/15/2050	2,938,665
4,870,000	Series 2014-LC16-XC	1.64%	#^ I/O	08/15/2050	345,946
12,175,807	Series 2014-LC16-XD	1.64%	#^ I/O	08/15/2050	793,619
18,361,980	Series 2015-C29-E	4.22%	#^Þ	06/15/2048	14,717,476
9,180,600	Series 2015-C29-F	4.22%	#^Þ	06/15/2048	5,177,601
39,018,814	Series 2015-C29-G	4.22%	#^Þ	06/15/2048	13,249,697

	WF-RBS Commercial Mortgage Trust,
11,973,000	Series 2014-LC14-E	3.50%	#^Þ	03/15/2047	9,184,225
87,892,034	Series 2014-LC14-XC	1.63%	#^ I/O	03/15/2047	6,205,147

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $300,335,209)				288,414,369

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 3.1%

	CIM Trust,
30,000,000	Series 2016-1RR-B2	6.90%	#^Þ	07/26/2055	30,469,173
15,000,000	Series 2016-2RR-B2	6.86%	#^Þ	02/25/2056	15,451,833
15,000,000	Series 2016-3RR-B2	6.44%	#^Þ	02/27/2056	15,403,978

	Wachovia Mortgage Loan Trust,
1,840,800	Series 2007-A-4A1	4.60%	#	03/20/2037	1,684,370

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $54,091,827)				63,009,354

US CORPORATE BONDS 27.6%
1,645,000	Acrisure LLC	8.13%	^z	02/15/2024	1,707,568
15,310,000	AMC Merger, Inc.	8.00%	^	05/15/2025	6,966,050
7,988,000	Argos Merger Sub, Inc.	7.13%	^z	03/15/2023	5,991,000
11,036,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	10,263,480
18,315,000	Avantor, Inc.	9.00%	^z	10/01/2025	19,894,669
8,000,000	Banff Merger Sub, Inc.	9.75%	^z	09/01/2026	7,780,000
11,565,000	BCD Acquisition, Inc.	9.63%	^	09/15/2023	12,316,725
2,960,000	Boyne USA, Inc.	7.25%	^	05/01/2025	3,182,000
7,750,000	Bruin E&P Partners LLC	8.88%	^	08/01/2023	7,420,625
14,080,000	CB Escrow Corporation	8.00%	^	10/15/2025	12,918,400
16,160,000	Cengage Learning, Inc.	9.50%	^z	06/15/2024	13,453,200
3,815,000	Constellation Merger Sub, Inc.	8.50%	^z	09/15/2025	3,471,650
10,160,000	CSI Compressco LP	7.50%	^z	04/01/2025	9,753,600
8,000,000	Deck Chassis Acquisition, Inc.	10.00%	^z	06/15/2023	8,490,000
3,975,000	EES Finance Corporation	8.13%		05/01/2025	4,074,375
15,745,000	Embarq Corporation	8.00%	[z]	06/01/2036	15,410,419
19,615,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	20,448,637
1,550,000	Enterprise Merger Sub, Inc.	8.75%	^z	10/15/2026	1,385,312
3,710,000	EP Energy LLC	7.75%	^	05/15/2026	3,042,200
7,760,000	Financial & Risk US Holdings, Inc.	8.25%	^z	11/15/2026	7,633,900
7,660,000	Flex Acquisition Company, Inc.	6.88%	^z	01/15/2025	7,353,600

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,255,000	Flex Acquisition Company, Inc.	7.88%	^z	07/15/2026	1,214,212
9,200,000	Foresight Energy LLC	11.50%	^	04/01/2023	7,498,000
6,170,000	Frontier Communications Corporation	8.50%		04/15/2020	6,062,025
2,815,000	Frontier Communications Corporation	8.00%	^z	04/01/2027	2,913,525
13,540,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	14,792,450
10,000,000	GTT Communications, Inc.	7.88%	^z	12/31/2024	8,800,000
18,755,000	Hexion, Inc.	10.38%	^z	02/01/2022	15,801,087
4,415,000	Hexion, Inc.	13.75%	^	02/01/2022	1,545,250
5,759,000	Hillman Group, Inc.	6.38%	^	07/15/2022	5,168,702
7,500,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	6,675,000
7,000,000	Informatica LLC	7.13%	^z	07/15/2023	7,166,250
10,770,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	11,900,850
11,890,000	JBS USA Finance, Inc.	7.25%	^z	06/01/2021	12,032,680
5,970,000	JBS USA Finance, Inc.	6.75%	^z	02/15/2028	6,201,337
7,850,000	Legacy Reserves LP	6.63%		12/01/2021	2,394,250
3,615,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	3,154,087
5,425,000	Moss Creek Resources Holdings, Inc.	7.50%	^z	01/15/2026	5,031,688
7,750,000	NFP Corporation	6.88%	^	07/15/2025	7,440,000
11,350,000	Onex York Acquisition Corporation	8.50%	^z	10/01/2022	9,307,000
7,264,000	OPE KAG Finance Sub, Inc.	7.88%	^z	07/31/2023	7,064,240
2,305,000	Panther BF Aggregator LP	8.50%	^	05/15/2027	2,316,525
7,455,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	6,959,243
6,700,000	Peabody Securities Finance Corporation	6.00%	^z	03/31/2022	6,775,375
6,800,000	PetSmart, Inc.	8.88%	^z	06/01/2025	5,117,000
10,825,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	10,719,456
8,195,000	Prime Security Services Borrower LLC	9.25%	^z	05/15/2023	8,625,238
12,328,000	Pyxus International, Inc.	8.50%	^z	04/15/2021	12,636,200
7,140,000	Radiate Finance, Inc.	6.63%	^z	02/15/2025	6,925,800
12,280,000	Riverbed Technology, Inc.	8.88%	^z	03/01/2023	9,394,200
10,160,000	Scientific Games International, Inc.	8.25%	^z	03/15/2026	10,388,600
9,970,000	Solera Finance, Inc.	10.50%	^z	03/01/2024	10,856,532
11,385,000	Sprint Corporation	7.63%	[z]	03/01/2026	11,584,238
10,296,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	10,450,440
12,833,000	Tapstone Energy Finance Corporation	9.75%	^z	06/01/2022	9,368,090
8,145,000	Team Health Holdings, Inc.	6.38%	^z	02/01/2025	6,648,356
15,500,000	Tempo Acquisition Finance Corporation	6.75%	^z	06/01/2025	15,693,750
5,195,000	Tenet Healthcare Corporation	8.13%	[z]	04/01/2022	5,608,522
9,397,000	Tenet Healthcare Corporation	7.00%	[z]	08/01/2025	9,549,701
7,709,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	7,246,460
10,280,000	Triumph Group, Inc.	7.75%	[z]	08/15/2025	9,843,100
8,375,000	Uber Technologies, Inc.	8.00%	^z	11/01/2026	8,940,313
7,645,000	Valeant Pharmaceuticals International, Inc.	9.25%	^z	04/01/2026	8,385,036

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,585,000	Valeant Pharmaceuticals International, Inc.	8.50%	^z	01/31/2027	2,746,563
11,790,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	11,804,738
7,675,000	Vine Oil & Gas Finance Corporation	8.75%	^z	04/15/2023	6,140,000
9,120,000	Vizient, Inc.	10.38%	^	03/01/2024	9,923,016
5,500,000	Wand Merger Corporation	9.13%	^	07/15/2026	5,596,250
7,390,000	Weatherford International Ltd.	9.88%		02/15/2024	5,357,750

	Total US Corporate Bonds (Cost $596,094,421)				560,720,535

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 6.0%

	Federal Home Loan Mortgage Corporation,
10,372,942	Series 3631-SJ (-1 x 1 Month LIBOR USD + 6.24%, 6.24% Cap)	3.76%	I/F I/O	02/15/2040	1,646,665
8,023,077	Series 3770-SP (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.02%	I/F I/O	11/15/2040	720,963
26,726,425	Series 3980-SX (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.02%	I/F I/O	01/15/2042	4,778,225
14,643,578	Series 4212-NS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.42%	I/F	06/15/2043	13,001,948

	Federal National Mortgage Association,
4,991,849	Series 2006-83-SH (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.07%	I/F I/O	09/25/2036	896,472
20,168,186	Series 2010-123-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	11/25/2040	3,242,570
21,621,450	Series 2013-55-US (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.27%	I/F	06/25/2043	18,786,734
34,852,144	Series 2013-58-KS (-2 x 1 Month LIBOR USD + 5.93%, 5.93% Cap)	2.20%	I/F	06/25/2043	29,210,986
20,843,792	Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.27%	I/F	06/25/2043	17,942,113
35,319,561	Series 2013-64-SH (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.27%	I/F	06/25/2043	30,771,684

	Total US Government and Agency Mortgage Backed Obligations (Cost $135,948,623)				120,998,360

COMMON STOCKS 0.3%
51,725	ATD New Holdings, Inc. * Þ				1,318,988
591,135	Frontera Energy Corporation^z				5,060,532

	Total Common Stocks (Cost $56,834,838)				6,379,520

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	17

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2019

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 0.8%
5,451,629	BlackRock Liquidity Funds FedFund - Institutional Shares	2.32%	♦		5,451,629
5,450,233	Fidelity Institutional Money Market Government Portfolio - Class I	2.30%	♦		5,450,233
5,452,187	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		5,452,187

	Total Short Term Investments (Cost $16,354,049)				16,354,049

	Total Investments 141.9% (Cost $3,106,183,708) ‡				2,875,809,370
	Liabilities in Excess of Other Assets (41.9)%				(848,827,617)

	NET ASSETS 100.0%				$2,026,981,753

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	63.9%
US Corporate Bonds	27.6%
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Bank Loans	11.2%
Collateralized Loan Obligations	10.8%
US Government and Agency Mortgage Backed Obligations	6.0%
Non-Agency Residential Collateralized Mortgage Obligations	3.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.4%
Municipal Bonds	1.2%
Short Term Investments	0.8%
Asset Backed Obligations	0.4%
Common Stocks	0.3%
Other Assets and Liabilities	(41.9)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Energy	14.0%
Collateralized Loan Obligations	10.8%
Banking	10.1%
Telecommunications	7.9%
Utilities	7.1%
Finance	6.0%
Consumer Products	6.0%
US Government and Agency Mortgage Backed Obligations	6.0%
Technology	5.6%
Transportation	5.1%
Healthcare	4.7%
Building and Development (including Steel/Metals)	4.7%
Mining	3.9%
Non-Agency Residential Collateralized Mortgage Obligations	3.1%
Media	3.0%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Pulp & Paper	2.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.4%
Containers and Glass Products	2.1%
Chemical Products	2.1%
Hotels/Motels/Inns and Casinos	2.0%
Electronics/Electric	1.7%
Chemicals/Plastics	1.6%
Retailers (other than Food/Drug)	1.5%
Commercial Services	1.5%
Insurance	1.5%
Food Products	1.4%
Business Equipment and Services	1.3%
Automotive	1.2%
Municipal Bonds	1.2%
Short Term Investments	0.8%
Environmental Control	0.7%
Pharmaceuticals	0.7%
Aerospace & Defense	0.7%
Beverage and Tobacco	0.6%
Leisure	0.4%
Asset Backed Obligations	0.4%
Financial Intermediaries	0.3%
Food/Drug Retailers	0.3%
Industrial Equipment	0.3%
Construction	0.3%
Food Service	0.2%
Other Assets and Liabilities	(41.9)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	75.0%
Argentina	14.3%
Brazil	14.2%
Mexico	11.1%
Colombia	6.9%
Canada	3.5%
Dominican Republic	2.6%
Peru	2.1%
Panama	1.7%
South Africa	1.4%
India	1.3%
Indonesia	1.3%
Costa Rica	1.3%
Luxembourg	1.3%
El Salvador	1.0%
Jamaica	0.9%
Guatemala	0.6%
Chile	0.4%
Netherlands	0.3%
United Kingdom	0.2%
Israel	0.2%
China	0.2%
France	0.1%
Other Assets and Liabilities	(41.9)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $1,606,798,352 or 79.3% of net assets.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

Þ	Value determined using significant unobservable inputs.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of March 31, 2019

z	Security, or portion of security, is on loan as of March 31, 2019 pursuant to the Liquidity Agreement (see Note 9).

*	Non-income producing security

‡

Under the Fund’s Liquidity Agreement, the Lender, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender (see Note 9).

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	19

Statement of Assets and Liabilities	(Unaudited) March 31, 2019

ASSETS
Investments in Securities, at Value*	$2,859,455,321
Short Term Investments*	16,354,049
Interest Receivable	52,799,490
Receivable for Investments Sold	6,844,598
Cash	1,332,435
Prepaid Expenses and Other Assets	84,519
Total Assets	2,936,870,412

LIABILITIES
Loan Payable	880,000,000
Payable for Investments Purchased	23,311,342
Investment Advisory Fees Payable	2,463,098
Interest Payable	2,417,380
Payable to Broker for Dividend Reinvestment	875,014
Administration and Fund Accounting Fees Payable	421,032
Professional Fees Payable	223,058
Trustees Fees Payable	70,301
Custodian Fees Payable	66,896
Accrued Expenses	40,538
Total Liabilities	909,888,659
Commitments and Contingencies (See Note 2 and Note 9)
Net Assets	$2,026,981,753

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,014
Additional Paid-in Capital	2,413,039,172
Undistributed (Accumulated) Net Investment Income (Loss)	(7,546,412)
Accumulated Net Realized Gain (Loss) on Investments	(148,137,683)
Net Unrealized Appreciation (Depreciation) on Investments	(230,374,338)
Total Distributable Earnings (See Note 5)	(386,058,433)
Net Assets	$2,026,981,753

*Identified Cost:
Investments in Securities	$3,089,829,659
Short Term Investments	16,354,049

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,392,671
Net Asset Value per Share	$19.99

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2019

INVESTMENT INCOME
Income:
Interest	$120,171,943
Dividends from Unaffiliated Securities	121,457
Total Investment Income	120,293,400
Expenses:
Investment Advisory Fees	14,567,715
Interest Expense	14,493,016
Administration and Fund Accounting Fees	1,456,552
Professional Fees	120,501
Shareholder Reporting Expenses	108,172
Trustees Fees	73,629
Registration Fees	51,817
Custodian Fees	37,986
Insurance Expenses	18,425
Miscellaneous Expenses	7,970
Transfer Agent Expenses	7,168
Total Expenses	30,942,951

Net Investment Income (Loss)	89,350,449

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(6,968,848)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(39,666,521)
Net Realized and Unrealized Gain (Loss) on Investments	(46,635,369)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,715,080

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	21

Statements of Changes in Net Assets

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

OPERATIONS
Net Investment Income (Loss)	$89,350,449	$182,332,990
Net Realized Gain (Loss) on Investments	(6,968,848)	(20,645,659)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(39,666,521)	(114,578,733)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,715,080	47,108,598

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(91,253,405)	(184,508,356)
From Return of Capital	—	(1,981,778)

Total Distributions to Shareholders	(91,253,405)	(186,490,134)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	868,596

Total Increase (Decrease) in Net Assets	$(48,538,325)	$(138,512,940)

NET ASSETS
Beginning of Period	$2,075,520,078	$2,214,033,018
End of Period	$2,026,981,753	$2,075,520,078

22	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2019

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$42,715,080
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(598,178,956)
Proceeds from Disposition of Long Term Investments	628,615,590
Net (Purchases of) Proceeds from Disposition of Short Term Investments	35,290,747
Net Amortization (Accretion) of Premiums/Discounts	(4,565,788)
Net Realized (Gain) Loss on Investments	6,968,848
Net Change in Unrealized (Appreciation) Depreciation on Investments	39,666,521
(Increase) Decrease in:
Receivable for Investments Sold	24,545,968
Interest and Dividends Receivable	256,742
Prepaid Expenses and Other Assets	(39,051)
Increase (Decrease) in:
Payable for Investments Purchased	(25,876,215)
Interest Payable for Line of Credit	144,401
Investment Advisory Fees Payable	(13,773)
Payable to Broker for Dividend Reinvestment	9,231
Trustee Fees Payable	2,124
Accrued Expenses	(45,890)
Custodian Fees Payable	12,016
Administration and Fund Accounting Fees Payable	(98,397)
Professional Fees Payable	(48,061)
Net Cash Provided By (Used In) Operating Activities	149,361,137

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Decrease in borrowings	(70,000,000)
Cash Dividends Paid to Common Stockholders	(91,253,405)
Net Cash Provided By (Used In) Financing Activities	(161,253,405)

NET CHANGE IN CASH
Cash at Beginning of Period	13,224,703
Cash at End of Period	$1,332,435

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$14,487,791

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	23

Financial Highlights

	Period Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Net Asset Value, Beginning of Period	$20.47		$21.85	$20.55	$19.80	$23.17	$22.24

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.88		1.80	1.75	1.71	1.85	1.78
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.46)		(1.34)	1.36	0.93	(3.32)	0.95
Total from Investment Operations	0.42		0.46	3.11	2.64	(1.47)	2.73

Less Distributions:

Distributions from Net Investment Income	(0.90)		(1.82)	(1.81)	(1.89)	(1.90)	(1.80)
Distributions from Return of Capital	—		(0.02)	—	— [4]	—	—

Total Distributions	(0.90)		(1.84)	(1.81)	(1.89)	(1.90)	(1.80)
Net Asset Value, End of Period	$19.99		$20.47	$21.85	$20.55	$19.80	$23.17
Market Price, End of Period	$19.93		$20.20	$21.25	$19.15	$17.29	$21.65
Total Return on Net Asset Value[2]	2.20%	[6]	2.22%	15.83%	14.66%	(6.77)%	12.66%
Total Return on Market Price[3]	3.40%	[6]	4.06%	21.33%	23.32%	(12.20)%	7.21%

Supplemental Data:

Net Assets, End of Period (000’s)	$2,026,982		$2,075,520	$2,214,033	$2,083,218	$2,006,694	$2,348,616
Ratios to Average Net Assets:
Expenses, including interest expense	3.10%	[5]	2.80%	2.38%	2.26%	2.27%	2.17%
Net Investment Income (Loss)	8.94%	[5]	8.52%	8.30%	8.97%	8.41%	7.71%
Portfolio Turnover Rate	21%	[6]	35%	47%	35%	51%	55%

[1]	Calculated based on average shares outstanding during the period.
[2]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[3]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[4]	Less than $0.005 per share.
[5]	Annualized.
[6]	Not Annualized.

24	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2019

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Semi-Annual Report	March 31, 2019	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

Over-the-counter financial derivative instruments, such as foreign currency exchange contracts, options contracts, futures, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy. As of March 31, 2019, the Fund has no derivative instruments.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments in Securities, at Value on the Statement of Assets and Liabilities and are noted on the Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest Expense for Reverse Repurchase Agreements on the Statement of Operations. As of March 31, 2019, the Fund had no outstanding reverse repurchase agreements.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20191:

Category

Investments in Securities

Level 1

Money Market Funds	$16,354,049

Common Stocks	5,060,532

Total Level 1	21,414,581

Level 2

Foreign Corporate Bonds	1,294,232,613

US Corporate Bonds	560,720,535

Bank Loans	226,113,889

Collateralized Loan Obligations	218,785,372

Non-Agency Commercial Mortgage Backed Obligations	164,271,690

US Government and Agency Mortgage Backed Obligations	120,998,360

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	49,011,875

Municipal Bonds	23,456,250

Asset Backed Obligations	8,333,184

Non-Agency Residential Collateralized Mortgage Obligations	1,684,370

Total Level 2	2,667,608,138

Level 3

Non-Agency Commercial Mortgage Backed Obligations	124,142,679

Non-Agency Residential Collateralized Mortgage Obligations	61,324,984

Common Stocks	1,318,988

Total Level 3	186,786,651

Total	$2,875,809,370

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2019.

26	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2019[3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$142,848,071	$(3,793,053)	$1,313,839	$1,980,124	$—	$(18,206,302)	$—	$—	$124,142,679	$(2,837,002)
Non-Agency Residential Collateralized Mortgage Obligations	57,993,475	—	2,790,039	541,470	—	—	—	—	61,324,984	2,790,039
Common Stocks	—	—	—	—	1,318,988	—	—	—	1,318,988	—
Total	$200,841,546	$(3,793,053)	$4,103,878	$2,521,594	$1,318,988	$(18,206,302)	$—	$—	$186,786,651	$(46,963)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2019 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2019 *	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$124,142,679	Market Comparables	Yields	8.19%-67.91% (14.19%)	Increase in yields would have resulted in the decrease in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$61,324,984	Market Comparables	Market Quotes	$101.56-$103.01 ($102.21)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stock	$1,318,988	Market Comparables	Market Quotes	$25.50 ($25.50)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

Semi-Annual Report	March 31, 2019	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2019, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2019, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 7,140 shares of the Fund as of March 31, 2019. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

28	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2019

4.  Purchases and Sales of Securities

For the period ended March 31, 2019, purchases and sales of investments, excluding short term investments, were $598,178,956 and $628,615,590, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2019	Year Ended September 30, 2018

Distributions Paid From:

Ordinary Income	$91,253,405	$184,508,356

Return of Capital	—	1,981,778

Total Distributions Paid	$91,253,405	$186,490,134

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2018, was as follows:

Tax Cost of Investments	$3,186,879,835

Gross Tax Unrealized Appreciation	71,873,540

Gross Tax Unrealized Depreciation	(275,147,043)

Net Tax Unrealized Appreciation (Depreciation)	(203,273,503)

As of September 30, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(203,273,503)

Undistributed Ordinary Income	—

Total Distributable Earnings	—

Other Accumulated Gains (Losses)	(134,246,605)

Total Accumulated Earnings (Losses)	(337,520,108)

As of September 30, 2018, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires

$134,215,987	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2018, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to consent income, market discount, Passive Foreign Investment Companies (PFICs), paydown losses, return of capital and defaulted securities. For the year ended September 30, 2018, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital

$7,418,991	$(5,437,213)	$(1,981,778)

Semi-Annual Report	March 31, 2019	29

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount

Reinvested Dividends	—	$—	42,830	$868,596

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	$—	42,830	$868,596

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $73,629 from the Fund during the year ended March 31, 2019. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $73,629, which includes $75,503 in current fees (either paid in cash or deferred) and a decrease of $1,874 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

The Fund currently maintains a Liquidity Agreement (the “Liquidity Agreement”) with State Street Bank & Trust Company (“SSB”) that allows the Fund to borrow up to $1 billion (maximum facility amount) and includes an agency securities lending arrangement with SSB. As of March 31, 2019, the amount of total outstanding borrowings was $880,000,000, which approximates fair value.

The Fund pledges its assets as collateral to secure obligations under the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects to make these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 102% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, may be used by SSB to fund amounts drawn by the Fund under the Liquidity Agreement. The amount that can be funded through securities lending is limited to 90% of the outstanding borrowings under the Liquidity Agreement. As of March 31, 2019, $600,006,419 of the $880,000,000 outstanding borrowings under the Liquidity Agreement was funded through securities lending. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act. Upon return to the Fund of loaned securities, the collateral must be returned to the securities lending counterparty, and SSB may either lend other securities of the Fund or may replace such amount through direct loans from SSB. SSB has the option under the Liquidity Agreement to replace amounts lent to the Fund directly by SSB with the proceeds of securities lending transactions, and vice versa, without notice to or consent from the Fund. SSB retains all amounts paid by securities lending counterparties for loaned securities. Borrowers of Fund securities are required to pay the Fund substitute interest, dividends and other distributions paid with respect to any borrowed security. The Fund has the right to call a loan and obtain the securities loaned at any time. In an event of default, any deposits or other sums credited by or due from SSB to the Fund and any collateral in the possession of SSB may be applied to or set off by SSB against the payment of the obligations under the Liquidity Agreement.

30	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2019

In the event of a securities lending counterparty default, SSB has agreed to indemnify the Fund for certain losses that may arise in connection with the default. Although the risk of the loss by the Fund of the securities lent may be mitigated by receiving collateral from the securities lending counterparty and through SSB’s indemnification, the Fund could experience losses on securities loans, a delay in recovering, or an inability to recover, securities on loan, and the Fund could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit over $150,000,000 that has not been borrowed by the Fund.

The Fund may terminate the Liquidity Agreement with 60 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the Liquidity Agreement could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the Liquidity Agreement.

For the period ended March 31, 2019, the Fund’s activity under the Liquidity Agreement was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Average Interest Rate

$1,000,000,000	$917,747,253	$950,000,000	$14,487,791	3.12%

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

Semi-Annual Report	March 31, 2019	31

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. In recent years, the U.S. has experienced historically low interest rates. However as of the date of this report, interest rates have begun to rise, increasing the exposure of bond investors to the risks associated with rising interest rates.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

emerging markets risk:  Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

32	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2019

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

derivatives risk:  The risk that an investment in derivatives will not perform as anticipated by an Adviser, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments such as repurchase and reverse repurchase agreements entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

restricted securities risk:  The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

11.  Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2019	33

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2019

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2019, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2019 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory, compliance, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2018 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the factors Strategic Insight considers in assembling peer groups of funds for the various Funds.

34	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2019

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund with a sufficiently long track record, other than DoubleLine Floating Rate Fund, DoubleLine Global Bond Fund (“Global Bond”), DoubleLine Long Duration Total Return Bond Fund (“Long Duration Total Return”), and DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration EMFI”), was in the first or second performance quartile relative to its respective Morningstar category for the three-year period ended December 31, 2018. The performance of all of the Funds that did not achieve that level of performance for the three-year period improved to the first or second quartile for the one-year period ended December 31, 2018, with the exception of Global Bond, which was in the third performance quartile for the one-year period. The Trustees considered specific factors cited by DoubleLine for any relative underperformance of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. The Trustees also considered information Strategic Insight provided regarding challenges it encountered in assembling a peer group of funds with similar investment strategies for Long Duration Total Return, in light of its focus on mortgage-related securities, and Low Duration EMFI, in light of the very limited number of other funds with principal investment strategies calling for investing in a portfolio of emerging market debt with a low duration.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), Long Duration Total Return, and DoubleLine Strategic Commodity Fund (“Strategic Commodity”), had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that, although EMFI’s net total expense ratio was in the third comparative quartile, it was within two basis points of its peer group median, and that the net total expense ratios of MAG, Long Duration Total Return, and Strategic Commodity were below those of several of their respective peers.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: DoubleLine Total Return Bond Fund, EMFI, MAG, DoubleLine Flexible Income Fund, Long Duration Total Return, Global Bond, Strategic Commodity, and DoubleLine Infrastructure Income Fund (“Infrastructure Income”). In respect of Global Bond, the Trustees noted that its net management fee was within a basis point of its peer group median. Concerning Infrastructure Income and Long Duration Total Return, the Trustees considered Strategic Insight’s statement that those Funds did not have a group of peer funds with a similar focus on infrastructure-related bonds and mortgage-related securities, respectively. The Trustees noted that, in the case of EMFI and MAG, a number of their peers had higher net management fees.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio and net total expense ratio were shown in the Strategic Insight Reports to be higher than the median of the Fund’s peer group. The Trustees noted DBL’s favorable relative long-term performance, with its performance ranking in the second quartile of its Morningstar peer group for the five-year period ended December 31, 2018. They also noted its less favorable performance over the three- and one-year periods ending December 31, 2018. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its focus on investment in mortgage-backed securities and its more limited exposure to credit risk than many of its more diversified peers.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first quartile of its Morningstar peer group over the one-, three-, and five-year periods ended December 31, 2018. They noted that DSL’s net management fee ratio and net total expense ratio were higher than the median of its peer group. In evaluating the comparative net management fee and net total expense ratio of DSL, the Trustees considered DSL’s favorable relative performance and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund. The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

Semi-Annual Report	March 31, 2019	35

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2019

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds, with the prospect of recouping those fees at a later date. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing, for example, the pricing advantage that certain of the Funds had previously enjoyed, the Funds remain fairly priced.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to a number of Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

36	DoubleLine Income Solutions Fund

Federal Tax Information	(Unaudited) March 31, 2019

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. Prior to January 1, 2018, certain dividends paid by the Funds may have been subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly). The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2018, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2018, was as follows:

Qualified Interest Income	77.30%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2019	37

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2019

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

38	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2019

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country-- and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Semi-Annual Report	March 31, 2019	39

Information About Proxy Voting	(Unaudited) March 31, 2019

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 22, 2019 for shareholders of record as of the close of business on December 21, 2018 to re-elect Joseph J. Ciprari, a Class III trustee nominee, for the Fund. The nominee Joseph J. Ciprari was elected with 88,863,512 affirmative votes and 2,478,373 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are John C. Salter, Raymond B. Woolson and Ronald R. Redell.

40	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2019

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2019	41

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2019

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

42	DoubleLine Income Solutions Fund

Privacy Policy	(Unaudited) March 31, 2019

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

Semi-Annual Report	March 31, 2019	43

Privacy Policy (Cont.)	(Unaudited) March 31, 2019

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

44	DoubleLine Income Solutions Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DSL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

1

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not directly engage in securities lending activities during the period reported on this Form N-CSR. Refer to Credit Facility footnote in the financial statements for further information.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             DoubleLine Income Solutions Fund

By (Signature and Title)              /s/ Ronald R. Redell

Ronald R. Redell, President and Chief Executive Officer

Date               5/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)              /s/ Ronald R. Redell

Ronald R. Redell, President and Chief Executive Officer

Date                        5/24/2019

By (Signature and Title)               /s/ Susan Nichols

Susan Nichols, Treasurer and Principal Financial

Accounting Officer

Date               5/24/2019

3